Revised 3/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K



                               CLASS A SHARES EXHIBIT

                                         TO

                                MULTIPLE CLASS PLAN



1.    SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 5.5% of the public offering price
Contingent Deferred    0.00%
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              As set forth in the attached Schedule
Redemption Fee         As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class A Shares as described in Section 3 of the Plan


2.    CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Class A Shares may be exchanged for Class A Shares of
Privilege:         any other Fund


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3.    EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Load as a
 Purchase Amount      Percentage of
                  Public Offering Price
----------------------------------------
----------------------------------------
Less than $50,000          5.50%
$50,000 but less          4.50%
than
$100,000
$100,000 but less         3.75%
than
$250,000
$250,000 but less         2.50%
than
$500,000
$500,000 but less         2.00%
than
$1 million
$1 million or             0.00%
greater


   (B)  FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Charge as a
  Purchase Amount      Percentage of
                   Public Offering Price
------------------------------------------
------------------------------------------
Less than $100,000         4.50%
$100,000 but less          3.75%
than
$250,000
$250,000 but less          2.50%
than
$500,000
$500,000 but less          2.00%
than
$1 million
$1 million or              0.00%
greater



   (C)  LIMITED TERM SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
----------------------------------------
Less than $1             1.00%
million
$1 million or            0.00%
greater


   (D)  MONEY MARKET LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
----------------------------------------
All purchases            0.00%


   (E)  ULTRASHORT BOND LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
Less than                2.00%
$50,000
$50,000 but              1.75%
less than
$100,000
$100,000 but             1.50%
less than
$250,000
$250,000 +               0.00%



   (F)  MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

                                         Sales Charge as a
                       Purchase Amount     Percentage of
                                       Public Offering Price
                       ----------------------------------------
                       ----------------------------------------
                       Less than               3.00%
                       $50,000
                       $50,000 but             2.50%
                       less than
                       $100,000
                       $100,000 but            2.00%
                       less than
                       $250,000
                       $250,000 but            1.50%
                       less than
                       $500,000
                       $500,000 but            1.00%
                       less than $1
                       million
                       $1 million or           0.00%
                       greater


    (G) "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of
(x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.



   (H)  REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X| Quantity discounts achieved by combining purchases (i) made by an investor's spouse or children under age 21 with the investor's purchases; or (ii) made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

|X| Concurrent purchases of Class A Shares of two or more Funds (other than money market funds);

|X| Accumulated purchase discounts achieved by including previous Class A Share purchases in calculating the applicable sales charge on any additional Class A Shares purchased,; and

|X| Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.


   (I)  WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

o    within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o    with reinvested dividends or capital gains;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

o by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.



   (J)  WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

|X| Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|  of Shares that were reinvested within 120 days of a previous redemption;

|X| of Shares held by the by Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|   of Shares purchased with reinvested dividends or capital gains;

|X| imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


4. SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

     During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

5. REDEMPTION FEE

     For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

     A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under
     Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under
     Section 529 of the Code.


                                SCHEDULE OF FUNDS
                             OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American Leaders Fund,                                   None      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds            Federated Capital               0.25%      None
                                  Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Fund         0.25%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Small Cap    0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Large Cap Growth      0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Market Opportunity    0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mid-Cap Growth         None      None
                                  Strategies Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Strategic Value Fund   None      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Technology Fund       0.25%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Income Fund,                                     0.50%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Capital Income Fund    None      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Muni and Stock        0.25%      None
                                  Advantage Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Short-Term Income     0.50%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International          None      2% on
Inc.                              Equity Fund                               shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and Bond Fund,                                     None      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated Global Equity Fund    0.25%      2% on
Series, Inc.                                                                shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International         0.25%      2% on
                                  Capital Appreciation Fund                 shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International High    0.25%      None
                                  Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Small   0.25%      2% on
                                  Company Fund                              shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Value   0.25%      2% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------


2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Strategic Income       None      None
Securities, Inc.                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Government Income                                       0.25%      None
Securities, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated High Income Bond Fund,                                   None      2% on
Inc.                                                                        shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 90
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Fund for U.S.          None      None
                                  Government Securities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International Bond    0.25%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Investment Series       Federated Bond Fund             0.25%      None
Funds, Inc.
--------------------------------------------------------------------------------------

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal High Yield                                    0.25%      None
Advantage Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities                                     None      None
Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated California            0.25%      None
Income Trust                      Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated New York Municipal    0.25%      None
                                  Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated North Carolina        0.25%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Pennsylvania          0.40%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Vermont Municipal     0.25%      None
                                  Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Total Return Bond     0.25%      None
Inc.                              Fund
--------------------------------------------------------------------------------------


3.  CLASS A SHARES SUBJECT TO THE LIMITED TERM SALES LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Limited Term          0.25%      None
Securities, Inc.                  Municipal Fund
--------------------------------------------------------------------------------------


4.    CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Money Market Obligations Trust    Liberty U.S. Government Money    None      None
                                  Market Trust
--------------------------------------------------------------------------------------



5.    CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Municipal             0.25%      None
Securities, Inc.                  Ultrashort Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Institutional Trust     Federated Government            0.25%      None
                                  Ultrashort Duration Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Ultrashort Bond Fund  0.30%      None
Inc.
--------------------------------------------------------------------------------------


6.  CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD
    SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated Michigan             None        None
Income Trust                      Intermediate Municipal Trust
--------------------------------------------------------------------------------------


7.  CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

---------------------------------------------------------------------------------------
        Multiple Class Company                              Series
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Fixed Income Securities, Inc. Federated Municipal Ultrashort Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Institutional Trust           Federated Government Ultrashort Duration Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Total Return Series, Inc.     Federated Ultrashort Bond Fund
---------------------------------------------------------------------------------------



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